LONG-TERM DEBT	12 Months Ended
Dec. 31, 2014
LONG-TERM DEBT
LONG-TERM DEBT

6.LONG-TERM DEBT

Long-term debt outstanding, presented net of unamortized discounts, consisted of the following as of December 31, 2014 and 2013:

(In thousands)	2014	2013
Senior secured credit facility:
Term loan 4, net of discount of $3,948 and $4,537 at December 31, 2014 and 2013, respectively	$896,952	$905,463
Revolving loan	39,000	13,000
10.875% Senior notes due 2020, net of discount of $1,121 and $1,699 at December 31, 2014 and 2013, respectively	226,097	298,301
6.50% Senior notes due 2022	200,000	—
Capital leases	4,553	5,121

	1,366,602	1,221,885
Less: current portion of long-term debt and capital leases	(9,849)	(9,751)

Total long-term debt	$1,356,753	$1,212,134

Credit Agreement

In December 2013, the Company, through certain of its wholly owned subsidiaries, entered into a Second Amended and Restated Credit Agreement with various financial institutions (the “Credit Agreement”) to replace the Company’s previously amended credit agreement.  The Credit Agreement consists of a $75.0 million revolving credit facility and initial term loans in the aggregate amount of $910.0 million (“Term 4”).  The proceeds from the Credit Agreement were used to repay the outstanding term loans from the previous agreement in its entirety.  The Credit Agreement also includes an incremental term loan facility which provides the ability to request to borrow up to $300.0 million of incremental term loans subject to certain terms and conditions.  Borrowings under the senior secured credit facility are secured by substantially all of the assets of the Company and its subsidiaries, with the exception of Illinois Consolidated Telephone Company and our majority-owned subsidiary, East Texas Fiber Line Incorporated.

The Term 4 loan was issued in an original aggregate principal amount of $910.0 million with a maturity date of December 23, 2020, but is subject to earlier maturity on December 31, 2019 if the Company’s unsecured Senior Notes due in 2020 are not repaid or redeemed in full by December 31, 2019.  The Term 4 loan contains an original issuance discount of $4.6 million, which is being amortized over the term of the loan.  The Term 4 loan requires quarterly principal payments of $2.3 million, which commenced March 31, 2014, and has an interest rate of the London Interbank Offered Rate (“LIBOR”) plus 3.25% subject to a 1.00% LIBOR floor.

Our revolving credit facility has a maturity date of December 23, 2018 and an applicable margin (at our election) of between 2.50% and 3.25% for LIBOR-based borrowings or between 1.50% and 2.25% for alternate base rate borrowings, depending on our leverage ratio.  Based on our leverage ratio at December 31, 2014, the borrowing margin for the next three month period ending March 31, 2015 will be at a weighted-average margin of 3.00% for a LIBOR-based loan or 2.00% for an alternate base rate loan.  The applicable borrowing margin for the revolving credit facility is adjusted quarterly to reflect the leverage ratio from the prior quarter-end.  As of December 31, 2014 and 2013, borrowings of $39.0 million and $13.0 million, respectively, were outstanding under the revolving credit facility.  A stand-by letter of credit of $0.9 million, issued in connection with the Company’s insurance coverage, was outstanding under our revolving credit facility as of December 31, 2014.  The stand-by letter of credit is renewable annually and reduces the borrowing availability under the revolving credit facility.

The weighted-average interest rate on outstanding borrowings under our credit facility was 4.20% and 4.23% at December 31, 2014 and 2013, respectively.  Interest is payable at least quarterly.

Net proceeds from asset sales exceeding certain thresholds, to the extent not reinvested, are required to be used to repay loans outstanding under the credit agreement.

Financing Costs

In connection with entering into the restated credit agreement in December 2013, fees of $6.6 million were capitalized as deferred debt issuance costs.  These capitalized costs are amortized over the term of the debt and are included as a component of interest expense in the consolidated statements of income.  We also incurred a loss on the extinguishment of debt of $7.7 million during the year ended December 31, 2013 related to the repayment of outstanding term loans under the previous credit agreement which were scheduled to mature in December 2017 and 2018.

The credit agreement was previously amended in December 2012, to issue incremental term loans (Term 3) which were used to repay outstanding term loans scheduled to mature in December 2014 and to extend the maturity dates of outstanding term loans and the revolving loan facility.  In connection with entering into the December 2012 amendment, we recognized a loss on the extinguishment of debt of $4.5 million during the year ended December 31, 2012.

Credit Agreement Covenant Compliance

The credit agreement contains various provisions and covenants, including, among other items, restrictions on the ability to pay dividends, incur additional indebtedness, and issue capital stock.  We have agreed to maintain certain financial ratios, including interest coverage and total net leverage ratios, all as defined in the credit agreement.  As of December 31, 2014, we were in compliance with the credit agreement covenants.

In general, our credit agreement restricts our ability to pay dividends to the amount of our Available Cash as defined in our credit agreement. As of December 31, 2014, we had $211.8 million in dividend availability under the credit facility covenant.

Under our credit agreement, if our total net leverage ratio (as defined in the credit agreement), as of the end of any fiscal quarter, is greater than 5.10:1.00, we will be required to suspend dividends on our common stock unless otherwise permitted by an exception for dividends that may be paid from the portion of proceeds of any sale of equity not used to fund acquisitions, or make other investments.  During any dividend suspension period, we will be required to repay debt in an amount equal to 50.0% of any increase in Available Cash, among other things.  In addition, we will not be permitted to pay dividends if an event of default under the credit agreement has occurred and is continuing.  Among other things, it will be an event of default if our total net leverage ratio and interest coverage ratio as of the end of any fiscal quarter is greater than 5.25:1.00 and less than 2.25:1.00, respectively.  As of December 31, 2014, our total net leverage ratio under the credit agreement was 4.08:1.00, and our interest coverage ratio was 4.07:1.00.

Senior Notes

6.50% Senior Notes due 2022

On September 18, 2014, Consolidated Communications Finance II Co., a wholly—owned subsidiary of the Company completed an offering of $200.0 million aggregate principal amount of 6.50% Senior Notes due in October 2022 (the “2022 Notes”).  Interest on the 2022 Notes is payable semi-annually on April 1 and October 1, commencing on April 1, 2015.  The 2022 Notes were priced at par, which resulted in total gross proceeds of $200.0 million.  Deferred debt issuance costs of $3.5 million incurred in connection with the issuance of the 2022 Notes are amortized using the effective interest method over the term of the 2022 Notes.

Upon closing of the Enventis acquisition, the obligations under the 2022 Notes were assumed by Consolidated Communications, Inc. (“CCI”) and were guaranteed by the Company and certain of its wholly-owned subsidiaries.  The net proceeds from the issuance of the 2022 Notes were used to finance the acquisition of Enventis including related fees and expenses, to repay the existing indebtedness of Enventis and to repurchase a portion of our 10.875% Senior Notes due 2020, as described below.

10.875% Senior Notes due 2020

On May 30, 2012, we completed an offering of $300.0 million aggregate principal amount of 10.875% unsecured Senior Notes, due 2020 (the “2020 Notes”).  The 2020 Notes mature on June 1, 2020 and earn interest at a rate of 10.875% per year, payable semi-annually in arrears on June 1 and December 1 of each year, commencing on December 1, 2012.  The 2020 Notes were sold to investors at a price equal to 99.345% of the principal amount thereof, for a yield to maturity of 11.00%.  This discount is being amortized over the term of the 2020 Notes.  CCI is the primary obligor under the 2020 Notes, and we and certain of our subsidiaries have fully and unconditionally guaranteed the 2020 Notes.

In 2013, we completed an exchange offer to issue registered notes (“Exchange Notes”) for $287.3 million of the original 2020 Notes. The terms of the Exchange Notes are substantially identical to the 2020 Notes, except that the Exchange Notes are registered under the Securities Act of 1933 and the transfer restrictions and registration rights applicable to the 2020 Notes do not apply to the Exchange Notes.  The exchange offer did not impact the aggregate principal amount or the remaining terms of the 2020 Notes outstanding.

On October 16, 2014, we redeemed $46.8 million of the original aggregate principal amount of the 2020 Notes at a price of 116.75%, plus accrued and unpaid interest.  On December 19, 2014, we redeemed an additional $26.0 million of the 2020 Notes at a price of 113.50%, plus accrued and unpaid interest.  In connection with the repurchases of the 2020 Notes, we paid $84.1 million and recognized a loss of $13.8 million on the partial extinguishment of debt during the year ended December 31, 2014.

Senior Notes Covenant Compliance

The indenture governing the 2020 Notes contains customary covenants for high yield notes, which limits CCI’s and its restricted subsidiaries’ ability to: incur debt or issue certain preferred stock; pay dividends or make other distributions on capital stock or prepay subordinated indebtedness; purchase or redeem any equity interests; make investments; create liens; sell assets; enter into agreements that restrict dividends or other payments by restricted subsidiaries; consolidate, merge or transfer all or substantially all of its assets; engage in transactions with its affiliates; or enter into any sale and leaseback transactions.

Among other matters, the 2020 Notes indenture provides that CCI may not pay dividends or make other “restricted payments” to the Company if its total net leverage ratio is 4.50:1.00 or greater.  This ratio is calculated differently than the comparable ratio under the Credit Agreement; among other differences, it takes into account, on a pro forma basis, synergies expected to be achieved as a result of certain acquisitions but not yet reflected in historical results.  At December 31, 2014, this ratio was 4.01:1.00.  If this ratio is met, dividends and other restricted payments may be made from cumulative consolidated cash flow since the date the 2020 Notes were issued, less 1.75 times fixed charges, less dividends and other restricted payments made since the date the 2020 Notes were issued. Dividends may be paid and other restricted payments may also be made from a “basket” of $50.0 million, none of which has been used to date, and pursuant to other exceptions identified in the indenture.  Since dividends of $174.8 million have been paid since May 30, 2012, including the quarterly dividend declared in October 2014 and paid on February 2, 2015, there was $241.4 million of the $416.2 million of cumulative consolidated cash flow since May 30, 2012 available to pay dividends at December 31, 2014.

On March 19, 2014, CCI commenced a solicitation of consents from the eligible holders of the 2020 Notes in order to amend the indenture governing the 2020 Notes to (i) modify CCI’s Consolidated Leverage Ratio (as defined in the indenture governing the 2020 Notes) level required before CCI (subject to certain other conditions specified in the indenture) can make Restricted Payments (as defined in the indenture) otherwise available under the consolidated cash flow builder basket from 4.25:1.00 to 4.50:1.00 and (ii) modify the size of a permitted lien basket for liens securing Indebtedness (as defined in the indenture) by amending the multiplier for CCI’s Consolidated Cash Flow (as defined in the indenture) in the calculation of such permitted lien basket from 2.50 to 2.75.  On April 1, 2014, the required consent of the holders of the 2020 Notes was obtained and the consent solicitation expired, and we entered into a supplemental indenture effecting the proposed amendments as provided in the consent solicitation.  The amendment to the indenture with respect to modifying the size of a permitted lien basket for liens securing Indebtedness modified such provision in the indenture so that it would be the same as the equivalent provision in our Credit Agreement.  In connection with entering into the supplemental indenture, consent fees of $2.5 million paid to the holders of the 2020 Notes who validly consented to the proposed amendment were capitalized during 2014 as deferred debt issuance costs and amortized over the remaining term of the 2020 Notes.

The indenture governing the 2022 Notes contains substantially the same covenants as the indenture governing the 2020 notes, except that the indenture governing the 2022 Notes provides that CCI may not pay dividends or make other “restricted payments” to the Company if its total net leverage ratio is 4.75:1.00 or greater.

Bridge Loan Facility

In connection with the acquisition of Enventis, the Company entered into a $140.0 million senior unsecured bridge loan facility (“Bridge Facility”) on June 29, 2014 in order to fund the anticipated acquisition including the related fees and expenses and to repay the existing indebtedness of Enventis.  As anticipated, financing for the Enventis acquisition was completed through the 2022 Note offering, as described above, replacing the Bridge Facility on the closing date of the acquisition.  No amounts were drawn or funded under the Bridge Facility prior to replacement.  In connection with entering into the Bridge Facility, commitment fees of $1.4 million were capitalized during the quarter ended June 30, 2014 as deferred debt issuance costs and amortized over the expected life of the Bridge Facility through October 2014.

In 2012, we entered into a temporary $350.0 million senior unsecured bridge loan facility in connection with the acquisition of SureWest.  As a result, we incurred commitment fees of $4.2 million which were amortized during the year ended December 31, 2012 over the four month life of the bridge loan facility.

Future Maturities of Debt

At December 31, 2014, the aggregate maturities of our long-term debt excluding capital leases were as follows:

(In thousands)
2015	$9,100
2016	9,100
2017	9,100
2018	48,100
2019	9,100
Thereafter	1,282,618

Total maturities	1,367,118
Less: Unamortized discount	(5,069)

$1,362,049

See Note 11 regarding the future maturities of our obligations for capital leases.